UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                             Form 8-K

                           Current Report

               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):
                                               December 15, 2006
                                               -----------------

                       A.P. Pharma, Inc.
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)

                            000-16109
                    ------------------------
                    (Commission File Number)

Delaware                                             94-2875566
-----------------------------                 ------------------
(State or other jurisdiction                    (I.R.S. Employer
of incorporation)                            Identification No.)


                       123 Saginaw Drive
                     Redwood City, CA 94063
    ---------------------------------------------------------
    (Address of principal executive offices, with zip code)

                        (650) 366-2626
      -----------------------------------------------------
      (Registrant's telephone number, including area code)

                               N/A
  -------------------------------------------------------------
  (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the
      Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the
      Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b)
      under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01  Entry into a Material Definitive Agreement

        Effective as of December 15, 2006, the Board of Directors of A.P. Pharma, Inc. (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of Common Stock, $0.01 par value (the "Common Shares"), of the Company. The dividend is payable on January 2, 2007 (the "Record Date") to stockholders of record as of the close of business on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Participating Preferred Stock, $0.01 par value, of the Company (the "Preferred Shares"), subject to adjustment, at a price of $11.00 per one-thousandth of a preferred share, subject to adjustment (the "Purchase Price"). The description and terms of the Rights are set forth in a Preferred Shares Rights
Agreement (the "Rights Agreement") dated as of December 18, 2006 between the Company and Computershare Trust Company, N.A., as
Rights Agent (the "Rights Agent").

        The following is a general description only and is subject to the detailed terms and conditions of the Rights Agreement. A copy of the Rights Agreement, including the exhibits thereto, the Amended and Restated Certificate of Designation, Preferences and Rights of Series A Preferred Stock, and the Form of Rights Certificate, are attached as Exhibits to this Form 8-K and are incorporated herein by reference.

Rights Evidenced by Common Share Certificates
---------------------------------------------

        The Rights will not be exercisable until the Distribution Date (defined below). Accordingly, Common Share certificates outstanding on the Record Date will evidence the Rights related thereto, and Common Share certificates issued after the Record Date will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights), the surrender or transfer of any certificates for Common Shares, even without notation or a copy of the Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate.

Distribution Date
-----------------

        The Rights will separate from the Common Shares, certificates for the rights ("Rights Certificates") will be issued and the Rights will become exercisable upon the earlier of: (i) the close of business on the tenth day (or such later date as may be determined by a majority of the Board of Directors) following a public announcement that a person or group of affiliated or associated persons has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the outstanding Common Shares (an "Acquiring Person") or (ii) the close of business on the tenth day (or such later date as may be determined by a majority of the Board of Directors) following the commencement of a tender offer or exchange offer, the consummation of which would result in the beneficial ownership by a person or group of 20% or more of the outstanding Common Shares. The earlier of such dates is referred to as the "Distribution Date".

Issuance of Rights Certificates, Expiration of Rights
-----------------------------------------------------

        As soon as practicable following the Distribution Date, separate Rights Certificates will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Rights Certificates alone will evidence the Rights from and after the Distribution Date. Unless otherwise determined by the Board of Directors, all Common Shares issued prior to the Distribution Date will be issued with Rights. Common Shares issued after the Distribution Date may be issued with Rights if such shares are issued (i) upon the exercise, conversion or exchange of securities issued after adoption of the Rights Agreement or (ii) pursuant to the exercise of stock options or under any employee benefit plan or arrangement. Except as otherwise determined by the Board of Directors, no other Common Shares issued after the Distribution Date will be issued with Rights. In addition, no Common Shares issued after the Distribution Date will be issued with Rights if such issuance would result in (or create a significant risk) (i) of material adverse tax consequences to the Company or the person to whom such Rights Certificate would be issued or (ii) that such options or plans would not qualify for otherwise available special tax treatment. The Rights will expire on December 31, 2016 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company or expire upon consummation of certain mergers, consolidations or sales of assets, as described below.

Initial Exercise of the Rights
------------------------------

        Following the Distribution Date, and until the occurrence of one of the subsequent events described below, holders of the Rights will be entitled to receive, upon exercise and the payment of $11.00 (the "Purchase Price") per Right, one one-thousandth of a Preferred Share.

Exchange Provision
------------------

        At any time after an Acquiring Person has become such and prior to the Acquiring Person beneficially owning 50% or more of the outstanding Common Shares, the Board of Directors may exchange the Rights (other than Rights owned by the Acquiring Person or its affiliates), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment).

Right to Buy Common Shares at Half Price
----------------------------------------

        Unless the Rights are earlier redeemed or exchanged, in the event that an Acquiring Person becomes such, other than pursuant to a tender offer which is made for all of the outstanding Common Shares and approved by a majority of the Board of Directors after determining that the offer is both adequate and otherwise in the best interests of the Company and its stockholders (a "Permitted Offer"), then proper provision will be made so that each holder of a Right which has not theretofore been exercised (other than Rights beneficially owned by the Acquiring Person, which will thereafter be void) will thereafter have the right to receive, upon exercise of a Right, a number of Common Shares having a then current value equal to two times the Purchase Price. In the event that the Company does not have a sufficient number of Common Shares available, or the Board of Directors decides that such action is necessary or appropriate and not contrary to the interests of Rights holders, the Company may, among other things, instead substitute cash, assets or other securities for the Common Shares into which the Rights would have otherwise been exercisable.

Right to Buy Acquiring Company Stock at Half Price
--------------------------------------------------

        Similarly, unless the Rights are earlier redeemed or exchanged, in the event that, after the Shares Acquisition Date (as defined below), (i) the Company consolidates with or merges into another entity, (ii) another entity consolidates with or merges into the Company or (iii) the Company sells or otherwise transfers 50% or more of its consolidated assets or earning power, proper provision must be made so that each holder of a Right which has not theretofore been exercised (other than Rights beneficially owned by the Acquiring Person, which will thereafter be void) will thereafter have the right to receive, upon exercise, a number of shares of common stock of the acquiring company having a then current value equal to two times the Purchase Price (unless the transaction satisfies certain conditions and is consummated with a person who acquired shares pursuant to a Permitted Offer, in which case the Rights will expire).

Adjustments to Prevent Dilution
-------------------------------

        The Purchase Price payable, the number of Rights and the number of Preferred Shares, Common Shares or other securities or property issuable upon exercise of the Rights are subject to adjustment from time to time to prevent dilution as set forth in the Rights Agreement. With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price.

Rights and Preferences of the Preferred Shares
----------------------------------------------

        Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to an aggregate dividend of 1,000 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to a preferential liquidation payment equal to accrued but unpaid dividends plus the greater of $1,000 per share or 1,000 times the aggregate per share amount to be distributed to the holders of Common Shares. Each Preferred Share will have 1,000 votes, voting together with the holders of Common Shares, except as required by law or the Amended and Restated Certificate of Designation, Preferences and Rights of Series A Preferred Stock. In the event of any merger, consolidation or other transaction in which Common Shares are changed or exchanged, each Preferred Share will be entitled to receive 1,000 times the amount received per Common Share. These rights are protected by customary anti-dilution provisions. Because of the nature of the dividend, liquidation and voting rights of the Preferred Shares, the value of the one one-thousandth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.

Redemption
----------

        At any time prior to the close of business on the earlier of
(i) the tenth day following the date (the "Shares Acquisition
Date") of public announcement that an Acquiring Person has become such or such later date as may be determined by a majority of the Board of Directors and publicly announced by the Company or (ii) the Final Expiration Date of the Rights, the Company may redeem the Rights in whole, but not in part, at a price of $0.01 per Right ("Redemption Price").

No Stockholders' Rights Prior to Exercise
-----------------------------------------

        Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company (other than any rights resulting from such holder's ownership of Common Shares), including, without limitation, the right to vote or to receive dividends.

Amendment of Rights Agreement
-----------------------------

        The provisions of the Rights Agreement may be supplemented or amended by the Board of Directors in any manner prior to the Distribution Date without the approval of Rights holders. After the Distribution Date, the provisions of the Rights Agreement may be supplemented or amended by the Board of Directors in order to
(i) cure any ambiguity, defect or inconsistency, (ii) to make changes which are deemed necessary or advisable and do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or (iii) to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to lengthen (A) the time period governing redemption shall be made at such time as the Rights are not redeemable, or (B) any other period unless for the purpose of protecting, enhancing or clarifying the rights of, and/or benefits to, the holders of Rights.

Certain Anti-takeover Effects
-----------------------------

        The Rights approved by the Board of Directors are designed to protect and maximize the value of the outstanding equity interests in the Company in the event of an unsolicited attempt by an acquiror to take over the Company, in a manner or on terms not approved by the Board of Directors. Takeover attempts frequently include coercive tactics to deprive a corporation's Board of Directors and its stockholders of any real opportunity to determine the destiny of the corporation. The Rights have been declared by the Board of Directors in order to deter such tactics, including a gradual accumulation of shares in the open market of a 20% or greater position to be followed by a merger or a partial or two-tier tender offer that does not treat all stockholders equally. These tactics unfairly pressure stockholders, squeeze them out of their investment without giving them any real choice and deprive them of the full value of their shares.

        The Rights are not intended to prevent a takeover of the Company and will not do so. The Rights are not exercisable in the event of a Permitted Offer, as described above. The Rights may be redeemed by the Company at $0.01 per Right within ten days (or such later date as may be determined by a majority of the Board of Directors) after the accumulation of 20% or more of the Company's outstanding Common Shares by a single acquiror or group. Accordingly, the Rights should not preclude any merger or business combination approved by the Board of Directors.
Issuance of the Rights does not in any way weaken the financial strength of the Company or interfere with its business plans. The issuance of the Rights has no immediate dilutive effect, will not affect reported earnings per share, should not be taxable to the Company or to its stockholders and will not change the way in which the Company's shares are presently traded. The Board of Directors believes that the Rights represent a sound and reasonable means of addressing the complex issues of corporate policy created by the current takeover environment. However, the Rights may have the effect of rendering more difficult or discouraging an acquisition of the Company deemed undesirable by the Board of Directors. The Rights may cause substantial dilution to a person or group that attempts to acquire the Company on terms or in a manner not approved by the Board of Directors, except pursuant to an offer conditioned upon the negation, purchase or redemption of the Rights.

Item 3.03  Material Modifications to Rights of Security Holders

        The information set forth in Item 1.01 and in Item 5.03 is incorporated by reference.

Item 5.03  Amendment to Articles of Incorporation or Bylaws;
Change in Fiscal Year

        In connection with the adoption of the Rights Agreement referenced in Item 1.01 above, the Board of Directors approved a Amended and Restated Certificate of Designation, Preferences and Rights of Series A Preferred Stock (the "Certificate of Designation") classifying and designating the Series A Participating Preferred Stock. The Certificate of Designation was filed with the Secretary of State of the State of Delaware, and became effective, on December 19, 2006. The Certificate of Designation is attached as Exhibit 3.C to this Current Report on Form 8-K and is incorporated herein by reference. The information set forth in Item 1.01 is incorporated by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.     Description
-----------     -------------

3.C	Amended and Restated Certificate of Designation,
Preferences and Rights of Series A Preferred
Stock filed with the Secretary of State of the State of Delaware on December 19, 2006.

4.A	Preferred Shares Rights Agreement, dated as of
December 18, 2006, between A.P. Pharma, Inc. and
Computershare Trust Company, N.A., including the
Amended and Restated Certificate of Designation,
Preferences and Rights of Series A Preferred
Stock, the form of Rights Certificate and the Summary of Rights attached thereto as Exhibits
A, B and C, respectively.

4.B	Form of Rights Certificate.



                            SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     A.P. PHARMA, INC.

Date: December 19, 2006              By:  /s/ Gregory Turnbull
      -----------------                 ----------------------
                                        Name: Gregory Turnbull
                                        Title:  President and
                                         Chief Executive Officer



                           EXHIBIT INDEX


Exhibit No.     Description
-----------     ---------------

3.C	Amended and Restated Certificate of Designation,
Preferences and Rights of Series A Preferred
Stock filed with the Secretary of State of the State of Delaware on December 19, 2006.

4. A	Preferred Shares Rights Agreement, dated as of
December 18, 2006, between A.P. Pharma, Inc. and
Computershare Trust Company, N.A., including the
Amended and Restated Certificate of Designation,
Preferences and Rights of Series A Preferred
Stock, the form of Rights Certificate and the Summary of Rights attached thereto as Exhibits
A, B and C, respectively.

4.B	Form of Rights Certificate.